UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 1, 2007

Lionbridge Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-26933	04-3398462
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1050 Winter Street, Suite 2300, Waltham, Massachusetts		02451
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	781-434-6000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2007, Stephen J. Lifshatz, Chief Financial Officer of Lionbridge Technologies, Inc. (the "Company"), entered into a Transition Agreement (the "Transition Agreement") with the Company. Pursuant to the terms of the Transition Agreement, Mr. Lifshatz has agreed to serve as Chief Financial Officer of the Company through August 24, 2007 and on such date, will resign as Chief Financial Officer but remain employed by the Company as a Strategic Advisor and to provide transition assistance through June 24, 2008. Mr. Lifshatz has also agreed to resign his position as Chief Financial Officer upon the Company appointing a successor Chief Financial Officer. While he remains employed, Mr. Lifshatz will continue to receive salary and benefits consistent with his current salary and benefits. Upon termination of his employment on June 24, 2008, 50% of any unvested stock options or restricted stock shall become immediately exercisable in full.
A copy of the Transition Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Transition Agreement referred to Item 1.01 of this Current Report on Form 8-K, Stephen J. Lifshatz, Chief Financial Officer of the Company, has agreed to remain employed as Chief Financial Officer through the earlier of August 24, 2007 or the date the Company appoints a successor Chief Financial Officer. Effective August 24, 2007, Jeffrey Fitzgerald, the Company's Vice President, Finance and Corporate Controller, has been appointed Interim Chief Financial Officer of the Company and Mr. Fitzgerald will serve in this capacity until the appointment of a successor Chief Financial Officer. A copy of such Transition Agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for the registrant for the second quarter of 2007 and forward-looking statements relating to 2007, as presented in a press release of August 2, 2007. The information in this Current Report on Form 8-K is furnished under Item 2.02 - "Results of Operations and Financial Condition." Such information, including the exhibits attached hereto, shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lionbridge Technologies, Inc.

August 2, 2007	By:	Rory J. Cowan

Name: Rory J. Cowan
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Transition Agreement between Lionbridge and Stephen J. Lifshatz dated as of August 1, 2007
99.1	Press Release dated August 2, 2007